Exhibit 99.2

Monaker Group Announces Closing of $9.3 Million Underwritten Public Offering of Common Stock Including Full Exercise of the Underwriters’ Over-Allotment Option

Sunrise, FL, May 18, 2021 -- Monaker Group, Inc. (NASDAQ: MKGI, the “Company”), a technology solutions company focused on building a digital business ecosystem that caters to and ties together digital advertisers, consumers, video gamers and travelers, today announced the closing of an underwritten public offering of 3,714,500 shares of its common stock at a public offering price of $2.50 per share, which included the full exercise of the underwriters’ over-allotment option, for gross proceeds to the Company of approximately $9.3 million, before deducting the underwriting discount and other offering expenses payable by the Company. The offering closed on May 18, 2021.

Kingswood Capital Markets, division of Benchmark Investments, Inc. acted as the sole book-running manager for the offering.

The Company intends to use the net proceeds from this offering to repay a portion of the amount owed under promissory notes held by Streeterville Capital, LLC, provide capital to International Financial Enterprise Bank, Inc. (“IFEB Bank”), in advance of the closing of the acquisition of control of IFEB Bank, for general corporate purposes and working capital or for other purposes that the board of directors, in their good faith, deems to be in the best interest of the Company.

The shares of common stock described above were offered by Monaker Group, Inc. pursuant to a "shelf" registration statement on Form S-3 (File No. 333-224309) that became effective with the Securities and Exchange Commission (SEC) on July 2, 2018, the base prospectus contained therein and the accompanying prospectus supplement. A final prospectus supplement and the accompanying prospectus relating to and describing the terms of the offering has been filed with the SEC. Copies of the final prospectus supplement and the accompanying prospectus relating to this offering may be obtained on the SEC's website at http://www.sec.gov or by contacting Kingswood Capital Markets, Attention: Syndicate Department, 17 Battery Place, Suite 625, New York, NY 10004, by email at syndicate@kingswoodcm.com, or by telephone at (212) 404-7002.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Monaker Group, Inc.

Monaker Group, Inc., is an innovative technology-driven company building a next-generation company through acquisition and organic growth, leveraging the strengths and channels of our existing technologies with those that we acquire, creating synergy and opportunity in the leisure space. Monaker Group is a party to a definitive agreement (subject to closing conditions) to acquire HotPlay Enterprise Limited, an innovative in-game advertising and AdTech company. Following the completion of the proposed HotPlay acquisition, Monaker Group plans to transform into NextPlay Technologies, an innovative global technology company focused on consumer engaging products in the video gaming and travel verticals with innovative Ad Tech, Artificial Intelligence and Blockchain solutions. For more information about Monaker Group, visit monakergroup.com and follow us on Twitter and Linkedin @MonakerGroup.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of, and within the safe harbor provided by the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinions, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including “will,” “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although Monaker believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. Factors that may cause such a difference include risks and uncertainties related to the use of proceeds; the fact that the COVID-19 pandemic has had, and is expected to continue to have, a significant material adverse impact on the travel industry and our business, operating results and liquidity; amounts owed to us by third parties which may not be paid timely, if at all; certain amounts we owe under outstanding indebtedness which are secured by substantially all of our assets; the closing of our planned acquisition of control of International Financial Enterprise Bank, Inc., a Puerto Rico corporation licensed as an Act 273-2012 international financial entity headquartered in San Juan Puerto Rico, and the ultimate terms thereof, as well as our ability to obtain the return of funds paid in connection therewith, in the event such transaction, for any reason, cannot be completed; the fact that we have significant indebtedness, which could adversely affect our business and financial condition; our revenues and results of operations being subject to the ability of our distributors and partners to integrate our alternative lodging rental (ALR) properties with their websites, and the timing of such integrations; uncertainty and illiquidity in credit and capital markets which may impair our ability to obtain credit and financing on acceptable terms and may adversely affect the financial strength of our business partners; the officers and directors of the Company have the ability to exercise significant influence over the Company; stockholders may be diluted significantly through our efforts to obtain financing, satisfy obligations and complete acquisitions through the issuance of additional shares of our common or preferred stock; if we are unable to adapt to changes in technology, our business could be harmed; our business depends substantially on property owners and managers renewing their listings; if we do not adequately protect our intellectual property, our ability to compete could be impaired; our long-term success depends, in part, on our ability to expand our property owner, manager and traveler bases outside of the United States and, as a result, our business is susceptible to risks associated with international operations; unfavorable changes in, or interpretations of, government regulations or taxation of the evolving ALR, Internet and e-commerce industries which could harm our operating results; risks associated with the operations of, the business of, and the regulation of, Longroot Holding (Thailand) Company Limited, which we indirectly control; the market in which we participate being highly competitive, and because of that we may be unable to compete successfully with our current or future competitors; our potential inability to adapt to changes in technology, which could harm our business; the volatility of our stock price; risks associated with our pending share exchange agreement with HotPlay Enterprise Limited, including our ability to close such transaction and dilution caused by such closing, as well as dilution caused by the conversion of our outstanding Series B Preferred Stock and Series C Preferred Stock into common stock; the fact that we may be subject to liability for the activities of our property owners and managers, which could harm our reputation and increase our operating costs; and that we have incurred significant losses to date and require additional capital which may not be available on commercially acceptable terms, if at all. More information about the risks and uncertainties faced by Monaker are detailed from time to time in Monaker’s periodic reports filed with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings “Risk Factors”. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made only as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Company Contacts:

Monaker Group

Richard Marshall
Director of Corporate Development
Tel: (954) 888-9779
Email: rmarshall@monakergroup.com